UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2005 id-Confirm Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State of Incorporation)

0-50489
(Commission File Number)

98-0222930
(I.R.S. Employer Identification Number)

Suite 400, 1800 Boulder Street
Denver, Colorado, 80211-6400
(Address of principal executive offices, including zip code)

303.458.5727
(Registrant's telephone Number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Section 7 - Regulation FD

Item 7.01 - Regulation FD Disclosure

id-Confirm Inc. announces that, on January 11, 2005, 18,400,000 of the company's issued and outstanding common shares were cancelled and returned to treasury.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

id-Confirm Inc.
Per: /s/ Ronald Baird
Ronald Baird,
President, C.E.O. and Director